SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.
                              ---------------------


                                   FORM 8-K/A
                               Amendment No. 1 to

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 19, 1998



                            The Allstate Corporation
               (Exact Name of Registrant as Specified in Charter)




Delaware                           1-11840                        36-3871531
(State or Other                   (Comission                     IRS Employer
Jurisdiction of                   File Number)                   Identification
Incorporation)                                                   Number)


Allstate Plaza, Northbrook, Illinois       60062
(Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code (847) 402-6075





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

Item 5.  Other Events

     On May 19, 1998 the Registrant's Board of Directors adopted resolutions to effect a 2-for-1 split (the "Stock Split") of the Registrant's Common Stock, $0.01 par value (the "Common Stock"), in the form of a stock dividend. The additional shares of Common Stock are distributable July 1, 1998 to stockholders of record at the close of business on May 29, 1998.

     In accordance with Rule 416 of the Commission's rules under the Securities Act of 1933 and the Commission staff's telephone interpretations manual, Registrant hereby adjusts the number of shares of Common Stock registered with the Commission on Form S-8 under The Allstate Corporation Equity Incentive Plan (Reg. Nos. 33-93762 and 33-77928), The Savings and Profit Sharing Fund of Allstate Employees (Reg. Nos. 333-40289 and 33-93758), The Allstate Corporation Employees Replacement Stock Plan (Reg. No. 33-93760), The Allstate Corporation Exclusive Agent Independent Contractors Stock Bonus Plan (Reg. No 333-23309), and The Allstate Corporation Equity Incentive Plan for Non-Employee Directors (Reg. No. 333-04919). Registrant also adjusts the number of shares registered with the Commission on Form S-3 (Reg. No. 333-34583) for issuance to transferees of options granted under the Registrant's Equity Incentive Plan, Employees Replacement Stock Plan and Equity Incentive Plan for Non-Employee Directors.

Registrant reflects below the additional number of shares registered under each registration statement as a result of the Stock Split, and the total of shares registered.



                                       Additional Shares            Total Shares
Reg. No.     Shares Registered     Registered Per Stock Split        Registered
--------     -----------------     --------------------------        ----------
33-93762         11,000,000               11,000,000                 22,000,000
33-77928          9,000,000                9,000,000                 18,000,000
333-40289         5,000,000                5,000,000                 10,000,000
33-93758         10,000,000               10,000,000                 20,000,000
33-93760          2,000,000                2,000,000                  4,000,000
333-34583         2,000,000                2,000,000                  4,000,000
333-23309         1,000,000                1,000,000                  2,000,000
333-04919           300,000                  300,000                    600,000


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


                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8K/A to its Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                          THE ALLSTATE CORPORATION




                                          By  /s/Robert W. Pike

                                          Name:  Robert W. Pike
                                          Title: Vice President, Secretary
                                                 and General Counsel




June 4, 1999





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